SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2003

Covad Communications Group, Inc.
(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-25271	77-0461529

(Commission	(IRS Employer
File Number)	Identification No.)

3420 Central Expressway
Santa Clara, California	95051

(Address of principal executive offices)	(Zip code)

(408) 616-6500

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

ITEM 5: Other Events

     On June 20, 2003, Covad Communications Group, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

ITEM 7: Exhibits.

99.1	Press Release dated June 20, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2003

	By:	/s/ Charles E. Hoffman

Charles E. Hoffman Chief Executive Officer and Director (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Covad Communications Group, Inc. dated June 20, 2003